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                                                                    EXHIBIT 99.8

                    SECURITY CAPITAL ATLANTIC INCORPORATED

                         NOMINEE HOLDER CERTIFICATION

  The undersigned, a bank, broker or other nominee holder of rights ("Rights")
to purchase shares of common stock ("Shares") of Security Capital Atlantic
Incorporated ("ATLANTIC") pursuant to the Rights offering described in the
Prospectus dated     , 1997 ( the "Prospectus") hereby certifies to ATLANTIC
and to BankBoston, N.A., as Subscription Agent for such Rights offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), Rights to purchase the number of Shares specified on such line, and such beneficial owner wishes to oversubscribe for the number of additional Shares specified on such line and, if such beneficial owner is oversubscribing for additional
Shares, such beneficial owner was a holder of Shares on        , 1997 and has
validly exercised all Rights initially issued to such beneficial owner to the extent possible:

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            I                              II                             III
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                                                                    NUMBER OF SHARES
 SHARES HELD AT THE CLOSE           NUMBER OF SHARES             REQUESTED PURSUANT TO THE
 OF BUSINESS ON THE RECORD      SUBSCRIBED FORPURSUANT TO             OVERSUBSCRIPTION
           DATE                  THE EXERCISE OF RIGHTS                  PRIVILEGE
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 Total=                         Total=                           Total=
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

Total Payment Submitted: (Total Number of Shares Subscribed and Oversubscribed
for X $     ) = $______________________________________________________________

NAME AND ADDRESS OF NOMINEE FIRM:         SIGNATURE:


-------------------------------------     -------------------------------------
Name                                      Name of Nominee Firm


-------------------------------------     -------------------------------------
Address                                   Authorized Signature


-------------------------------------     -------------------------------------
City         State           Zip Code     Print Name          Title

Contact: ____________________________

Phone Number: _______________________

DTC Participant Number: _____________